                                                                  EXHIBIT 10.130

                              AKKADIX CORPORATION
                        WAIVER OF RIGHT OF FIRST REFUSAL
                     OF HOLDERS OF SERIES A PREFERRED STOCK

        In order to receive additional financing, Akkadix Corporation ("Company") is currently in negotiations with North American Nutrition & Agribusiness Fund, L.P., ("NANAF") and Axys Pharmaceuticals, Inc. ("Axys") to enter into Bridge Financing Agreements ("Agreements"). Under the terms of the Agreements, the Company has authorized the issuance and sale to NANAF and Axys of secured convertible notes for a total of One Million Dollars $1,000,000 (the "Notes"), and warrants to purchase a total of 140,000 shares of Series E Convertible Preferred Stock ("Series E Preferred Stock") of the Company. The aggregate purchase price of the Notes and Warrants will be $1,000,140. The Notes, the Warrants, and the Series E Preferred Stock purchasable under the Notes and Warrants are collectively referred to herein as the "Securities". The conversion and Warrant prices will be the prices established in connection with the issuance of the Series E Preferred Stock financing round.

        The undersigned holder of Series A Preferred Stock, whose pro rata share of the Company's shares (on a fully-diluted basis) is 20.18%, hereby waives its right of first refusal according to Section 2.3 of the Company's Second Amended and Restated Shareholders' Agreement, with respect to the new securities being offered as set forth on the attached Term Sheet. THE UNDERSIGNED UNDERSTANDS THAT THE WAIVER OF THE RIGHT OF FIRST REFUSAL IS CONDITIONAL UPON THE CLOSING OF THE BRIDGE FINANCING AGREEMENT.

November 29, 2000


                                        /s/ WILLIAM J. NEWELL
                                        ---------------------------------------
                                        (Signature)

                                        Axys Pharmaceuticals
                                        ---------------------------------------
                                        (Typed or Printed Name of Shareholder)

                                        Preferred A
                                        ---------------------------------------
                                        (Class of Shares)